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                                                                    EXHIBIT 10.1

                 AMENDMENT NUMBER 1 TO NOTE PURCHASE AGREEMENT

     AMENDMENT NUMBER 1 TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of November 1, 2000 among BELK, INC., a Delaware corporation, as debtor (in such capacity, the "Debtor"), THE BELK CENTER, INC., a North Carolina corporation, as servicer (the "Servicer" or "Belk Center"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor, amending that certain Note Purchase Agreement dated as of May 3, 1999, as amended prior to the date hereof (the "Note Purchase Agreement").

     WHEREAS, the Debtor has requested that the Note Purchase Agreement be amended to reflect a decrease in the Facility Amount;

     WHEREAS, Bank of America solely constitutes the Majority Investors (as defined in the Note Purchase Agreement); and

     WHEREAS, the parties hereto have agreed to make certain amendments to the Note Purchase Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. Defined Terms. As used in this Amendment, capitalized terms shall have the same meanings assigned thereto in the Note Purchase Agreement.

     SECTION 2. Amendment to Definitions.

     (a) The definition of Facility Limit" is hereby amended to read as follows (solely for convenience, changed text is italicized):

     ""Facility Limit" means $275,000,000; provided that such amount may not at any time exceed the aggregate Commitments at any time in effect; provided, further, that from and after the Termination Date the Facility Limit shall at all times equal the Net Investment plus the Aggregate Interest Component."

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     SECTION 3. Commitment. The Commitment of Bank of America as a Bank
Investor is hereby reduced to $275,000,000.

     SECTION 4. Conditions Precedent. This Amendment shall not become effective until:

          (a) the Company shall have received the following, each of which shall be in form and substance satisfactory to the Company:

              (i) An executed replacement Note (the "Replacement Note") (in substantially the form called for by the Note Purchase Agreement) in a principal amount equal to the Facility Limit as decreased hereby, in replacement of the original Note (the "Original Note"); and

              (ii) An executed copy of this Amendment; and

          (b) The Net Investment is no greater than $275,000,000.

     SECTION 5. Representations and Warranties. The Debtor hereby makes to the Company on and as of the date hereof, the following representations and warranties:

          (a) Authority. The Debtor has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Note Purchase Agreement (as amended hereby). The execution, delivery and performance by the Debtor of this Amendment and the performance of the Note Purchase Agreement (as amended hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions;

          (b) Enforceability. This Amendment has been duly executed and delivered by the Debtor. Each of the Note Purchase Agreement (as amended hereby) and the Note delivered in connection herewith is the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, and is in full force and effect; and



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          (c) Representations and Warranties. The representations and warranties of the Debtor contained in the Note Purchase Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

     SECTION 6. Return of Original Note. The Company shall, upon receipt of the Replacement Note, return the Original Note to the Debtor for cancellation.

     SECTION 7. Limited Scope. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Company under the Note Purchase Agreement.

     SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10. Ratification. Except as expressly affected by the provisions hereof, the Note Purchase Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment Number 2 as of the date first written above.


                                       BELK, INC., as Debtor


                                       By:   /s/ John R. Belk
                                          --------------------------------
                                       Name: John R. Belk
                                       Title: President



                                       THE BELK CENTER, INC.,
                                         as Servicer


                                       By:   /s/ John R. Belk
                                          --------------------------------
                                       Name: John R. Belk
                                       Title: President



                                       ENTERPRISE FUNDING CORPORATION,
                                         as Company


                                       By:   /s/ Andrew L. Stidd
                                          --------------------------------
                                       Name: Andrew L. Stidd
                                       Title: President


       Commitment                      BANK OF AMERICA, N.A.,
       $275,000,000                      as Agent and as a Bank Investor


                                       By:   /s/ Elliott Lemon
                                          --------------------------------
                                       Name: Elliott Lemon
                                       Title: Vice President